Exhibit 10.15

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

SUBLICENSING CONSENT

This SUBLICENSING CONSENT (the “Consent”) is entered this August 2, 2006 (the “Consent Date”) by Arius Pharmaceuticals, Inc. (“Arius”) and Arius Two, Inc., “Arius Two”).

WHEREAS, Arius and Arius Two are parties to that certain BEMA License Agreement, dated August 2, 2006, as amended August 2, 2006 by that certain First Amendment Agreement (the “Arius Two License”);

WHERAS, Arius and BioDelivery Sciences International, Inc. (“Parent”; with Arius, “BDSI”) intend to grant Meda AB (“Meda”) rights to develop and commercialize the Fentanyl Product in Europe as will be described in a license agreement to be executed between BDSI and Meda in the form attached hereto as Exhibit A (the “Meda License”), such license to be executed simultaneously with or following the execution of this Consent;

WHEREAS, Section 3.01(b) of the Arius Two License requires Arius Two’s approval of the Meda License;

WHEREAS, Arius Two wishes to enable Arius to enter into the Meda License in order to maximize the commercial success of the Fentanyl Product by executing this Consent.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Consent agree as follows:

1. Definitions. Any capitalized terms not separately defined in this Consent or by reference to the Meda License shall have the meaning provided in the Arius Two License.

2. *** Product is *** Product. The parties agree that, notwithstanding anything to the contrary, if the *** Product *** Product (as defined in the Arius Two License without reference to this Consent) and the First Commercial Sale of such *** Product (as defined in the Arius Two License without reference to this Consent) occurs during the term of the Meda License, ***.

3. Consent and Approval.

(a) Arius Two hereby (i) approves of the Meda License and Arius’ execution thereof as required by Section 3.01(b) of the Arius Two License and (ii) waives Arius’ obligations under clause (ii) of the second sentence of Section 3.01(b) of the Arius Two License with respect to Section 2.01(a) of the Meda License.

(b) Arius Two further agrees that, notwithstanding anything to the contrary:

i. if Meda performs in accordance with the covenant contained in Section 2.01(a) of the Meda License, Arius shall be deemed to perform in accordance with the covenant contained in Section 2.01(a) of the Arius Two License with respect to the Territory; and

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”.

ii. in the event a failure by Meda to perform in accordance with the covenant contained in Section 2.01(a) of the Meda License results in a failure of Arius to perform in accordance with the covenant contained in Section 2.01(a) of the Arius Two License, (1) Arius Two shall not be entitled to terminate Arius’ rights with respect to the Fentanyl Product pursuant to Section 2.01(a) of the Arius Two License and (2) Arius Two shall only be entitled to render nonexclusive Arius’ rights with respect to the Fentanyl Product pursuant to Section 2.01(a) of the Arius Two License (x) upon sixty (60) days’ notice and a failure to remedy such failure within such sixty (60) day period, (y) with respect to the Territory (as defined in the Meda License), and (z) prior to Meda’s obtaining Marketing Authorizations (as defined in the Meda License) in Germany and any two (2) additional countries within the Territory (as defined in the Meda License).

4. License to Continue in Full Force and Effect. To the extent that the terms of the Arius Two License are varied by Sections 2 and 3(b) of this Consent with respect to the Meda License or Arius’ performance as it relates thereto or to certain payment obligations with respect to the Territory, such variations shall be deemed to be lawfully made amendments to the Arius Two License pursuant to Section 14.11 thereof with respect to the Meda License and performance as it relates thereto or to certain payment obligations with respect to the Territory. Except as it may be modified by Sections 2 and 3(b) of this Consent with respect solely to the Meda License or Arius’ performance as it relates thereto or to certain payment obligations with respect to the Territory, the Arius Two License shall remain unchanged and in full force and effect. Nothing in this Consent shall operate as or be deemed to be an amendment of the Meda License.

5. Governing Law. This Consent shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina, without regard to its conflicts of laws rules.

6. Counterparts. This Consent may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument. Signatures to the Consent may be transmitted via facsimile and such signatures shall be deemed to be originals.

[Signature page to follow]

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”.

IN WITNESS WHEREOF, the parties have executed and delivered this Consent as of the Consent Date.

ARIUS PHARMACEUTICALS, INC.

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President

MEDA AB (publ)

By:	/s/ Anders Lonner
Name:	Anders Lonner
Title:	CEO

ARIUS TWO, INC.

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President and CEO